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                                                                    EXHIBIT 10.5



                               SECURITY AGREEMENT


                 THIS SECURITY AGREEMENT (this "Agreement"), dated as of May 22, 1997, is made between Watson General Corporation, a California corporation (the "Company") and Sagaponack Partners, L.P., a Delaware limited partnership and Sagaponack International Partners, L.P., a Cayman Islands limited partnership (collectively, the "Investors").

                 The Company and the Investors are parties to a Securities Purchase Agreement dated as of May 22, 1997 (as amended, modified, renewed or extended from time to time, the "Securities Purchase Agreement"). It is a condition precedent to the consummation of the transactions provided for therein that the Company enter into this Agreement and grant to the Investors the security interests hereinafter provided to secure the obligations of the Company described below.

                 Accordingly, the parties hereto agree as follows:

                 SECTION 1  Definitions; Interpretation.

                 (a) Terms Defined in Securities Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Securities Purchase Agreement.

                 (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                 "Accounts" means any and all accounts of the Company, whether now existing or hereafter acquired or arising, and in any event includes all accounts receivable, contract rights, rights to payment and other obligations of any kind owed to the Company arising out of or in connection with the sale or lease of merchandise, goods or commodities or the rendering of services or arising from any other transaction, however evidenced, and whether or not earned by performance, all guaranties, indemnities and security with respect to the foregoing, and all letters of credit relating thereto, in each case whether now existing or hereafter acquired or arising.

                 "Assigned Agreement" means the Stock Purchase Agreement dated as of May 22, 1997 by and between the



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Company and NDE Environmental Corporation, as amended, modified, renewed or extended from time to time, including (i) all rights of the Company to receive moneys and other payments and distributions due or to become due thereunder or with respect thereto, (ii) all rights of the Company to receive proceeds of any insurance, indemnity, warranty, letter of credit or guaranty with respect thereto, (iii) all claims of the Company for damages arising out of any breach or default thereunder or in respect thereof; and (iv) the right of the Company to terminate, amend, supplement or modify any such agreement, contract, instrument or other document, to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder or in respect thereof.

                 "Books" means all books, records and other written, electronic or other documentation in whatever form maintained now or hereafter by or for the Company in connection with the ownership of its assets or the conduct of its business or evidencing or containing information relating to the Collateral, including: (i) ledgers; (ii) records indicating, summarizing, or evidencing the Company's assets (including Inventory and Rights to Payment), business operations or financial condition; (iii) computer programs and software; (iv) computer discs, tapes, files, manuals, spreadsheets; (v) computer printouts and output of whatever kind; (vi) any other computer prepared or electronically stored, collected or reported information and equipment of any kind; and (vii) any and all other rights now or hereafter arising out of any contract or agreement between the Company and any service bureau, computer or data processing company or other Person charged with preparing or maintaining any of the Company's books or records or with credit reporting, including with regard to the Company's Accounts.

                 "Chattel Paper" means all writings of whatever sort which evidence a monetary obligation and a security interest in or lease of specific goods, whether now existing or hereafter arising.

                 "Collateral" has the meaning set forth in Section 2.

                 "Deposit Account" means any demand, time, savings, passbook or like account now or hereafter maintained by or for the benefit of the Company with a bank, savings and loan association, credit union or like organization (including



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the Investors) and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

                 "Documents" means any and all documents of title, bills of lading, dock warrants, dock receipts, warehouse receipts and other documents of the Company, whether or not negotiable, and includes all other documents which purport to be issued by a bailee or agent and purport to cover goods in any bailee's or agent's possession which are either identified or are fungible portions of an identified mass, including such documents of title made available to the Company for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange, in each case whether now existing or hereafter acquired or arising.

                 "Equipment" means all now existing or hereafter acquired equipment of the Company in all of its forms, wherever located, and in any event includes any and all machinery, furniture, equipment, furnishings and fixtures in which the Company now or hereafter acquires any right, and all other goods and tangible personal property (other than Inventory), including tools, parts and supplies, automobiles, trucks, tractors and other vehicles, computer and other electronic data processing equipment and other office equipment, computer programs and related data processing software, and all additions, substitutions, replacements, parts, accessories, and accessions to and for the foregoing, now owned or hereafter acquired, and including any of the foregoing which are or are to become fixtures on real property.

                 "Financing Statements" has the meaning set forth in Section 3.

                 "General Intangibles" means all general intangibles of the Company, now existing or hereafter acquired or arising, and in any event includes: i) all tax and other refunds, rebates or credits of every kind and nature to which the Company is now or hereafter may become entitled; (ii) all good will, choses in action and causes of action, whether legal or equitable, whether in contract or tort and however arising; (iii) all Intellectual Property Collateral; (iv) all uncertificated securities and interests in limited and general partnerships; (v) all rights of stoppage in transit, replevin and reclamation; (vi) all





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licenses, permits, consents, indulgences and rights of whatever kind issued in favor of or otherwise recognized as belonging to the Company by any Governmental Authority; and (vii) all indemnity agreements, guaranties, insurance policies and other contractual, equitable and legal rights of whatever kind or nature; in each case whether now existing or hereafter acquired or arising.

                 "Instruments" means any and all negotiable instruments, certificated securities and every other writing which evidences a right to the payment of money, in each case whether now existing or hereafter acquired.

                 "Intellectual Property Collateral" means the following properties and assets owned or held by the Company or in which the Company otherwise has any interest, now existing or hereafter acquired or arising:

                          (i)     all patents and patent applications, domestic
or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such patents, patent applications and patent licenses as described in Schedule 1), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

                          (ii)    all copyrights and applications for
copyright, domestic or foreign, together with the underlying works of authorship (including titles), whether or not the underlying works of authorship have been published and whether said copyrights are statutory or arise under the common law, and all other rights and works of authorship, all rights, claims and demands in any way relating to any such copyrights or works, including royalties and rights to sue for past, present or future infringement, and all rights of renewal and extension of copyright;

                          (iii) all state (including common law), federal and
foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such marks, names, applications and licenses as described in Schedule 1), whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented





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thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

                          (iv)    all trade secrets, confidential information,
customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs; and

                          (v)     the entire goodwill of or associated with the
businesses now or hereafter conducted by the Company connected with and symbolized by any of the aforementioned properties and assets.

                 "Inventory" means any and all of the Company's inventory in all of its forms, wherever located, whether now owned or hereafter acquired, and in any event includes all goods (including goods in transit) which are held for sale, lease or other disposition, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service, or which are raw materials, work in process, finished goods or materials used or consumed in the Company's business, and the resulting product or mass, and all repossessed, returned, rejected, reclaimed and replevied goods, together with all parts, components, supplies, packing and other materials used or usable in connection with the manufacture, production, packing, shipping, advertising, selling or furnishing of such goods; and all other items hereafter acquired by the Company by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and any Document representing or relating to any of the foregoing at any time.

                 "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral or other assets of the Company, including "proceeds" as defined at UCC Section 9306, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of the Company from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), any and all other amounts





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from time to time paid or payable under or in connection with any of the
Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and all proceeds of proceeds.

                 "Rights to Payment" means all Accounts, and any and all rights and claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all Chattel Paper, Documents, General Intangibles, Instruments, Assigned Agreements and Proceeds.

                 "Secured Obligations" means the indebtedness, liabilities and other obligations of the Company to the Investors under or in connection with the Securities Purchase Agreement, the Senior Subordinated Notes and the other Material Agreements, all indebtedness, liabilities and other obligations of the Company to the Investors, whether created under, arising out of or in connection with the Securities Purchase Agreement, the Senior Subordinated Notes or any of the other Material Agreements or otherwise, including all unpaid principal of the Loan, all interest accrued thereon, all fees due under the Securities Purchase Agreement and all other amounts payable by the Company to the Investors thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

                 "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                 (c) Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.





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                 (d)      Interpretation.  The rules of interpretation set
forth in the Securities Purchase Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

                 SECTION 2  Security Interest.

                 (a) Grant of Security Interest. As security for the payment and performance of the Secured Obligations, the Company hereby pledges, assigns, transfers, hypothecates and sets over to the Investors, and hereby grants to the Investors a security interest in, all of the Company's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral"): (i) all Accounts; (ii) the Assigned Agreement; (iii) all Chattel Paper; (iv) Deposit Accounts; (v) all Documents;
(vi) all Equipment; (vii) all General Intangibles; (viii) all Instruments; (ix) all Inventory; (x) all Books; and (xi) all products and Proceeds of any and all of the foregoing.

                 (b) Company Remains Liable. Anything herein to the contrary notwithstanding, (i) the Company shall remain liable under any contracts, agreements and other documents included in the Collateral (including the Assigned Agreement), to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Investors of any of the rights hereunder shall not release the Company from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral and (iii) the Investors shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Investors be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

                 (c) Continuing Security Interest. The Company agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with
Section 22.





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                 SECTION 3  Financing Statements, Etc.

                 The Company shall execute and deliver to the Investors concurrently with the execution of this Agreement, and at any time and from time to time thereafter, all financing statements, continuation financing statements, termination statements, security agreements, chattel mortgages, assignments, patent, copyright and trademark collateral assignments, fixture filings, warehouse receipts, documents of title, affidavits, reports, notices, schedules of account, letters of authority and all other documents and instruments, in form satisfactory to the Investors (the "Financing Statements"), and take all other action, as the Investors may request, to perfect and continue perfected, maintain the priority of or provide notice of the Investors' security interest in the Collateral and to accomplish the purposes of this Agreement.

                 SECTION 4  Representations and Warranties.

                 In addition to the representations and warranties of the Company set forth in the Securities Purchase Agreement, which are incorporated herein by this reference, the Company represents and warrants to the Investors that:

                 (a) Location of Chief Executive Office and Collateral. The Company's chief executive office and principal place of business is located at the address set forth in Schedule 1, and all other locations where the Company conducts business or Collateral is kept are set forth in Schedule 1.

                 (b) Locations of Books. All locations where Books pertaining to the Rights to Payment are kept, including all equipment necessary for accessing such Books and the names and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Rights to Payment for the Company, are set forth in Schedule 1.

                 (c) Trade Names and Trade Styles. All trade names and trade styles under which the Company presently conducts its business operations are set forth in Schedule 1, and, except as set forth in Schedule 1, the Company has not, at any time during the preceding five years: (i) been known as or used any other corporate, trade or fictitious name; (ii) changed its name; (iii) been the surviving or resulting corporation in a merger or





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consolidation; or (iv) acquired through asset purchase or otherwise any business of any Person.

                 (d) Ownership of Collateral. The Company is, and, except as permitted by Section 5(i), will continue to be, the sole and complete owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in such Collateral, will be the sole and complete owner thereof), free from any Lien other than the Liens disclosed in Schedule 4(d) ("Permitted Liens").

                 (e)      Enforceability; Priority of Security Interest.   (i)
This Agreement creates a security interest which is enforceable against the Collateral in which the Company now has rights and will create a security interest which is enforceable against the Collateral in which the Company hereafter acquires rights at the time the Company acquires any such rights; and
(ii) the Investors have a perfected and (except as disclosed in Schedule 4(e)) first priority security interest in the Collateral, in which the Company now has rights, and will have a perfected and first priority security interest in the Collateral in which the Company hereafter acquires rights at the time the Company acquires any such rights, in each case securing the payment and performance of the Secured Obligations.

                 (f) Other Financing Statements. Other than (i) financing statements disclosed to the Investors and (ii) Financing Statements in favor of the Investors, no effective Financing Statement naming the Company as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction.

                 (g)      Rights to Payment.

                          (i)     The Rights to Payment represent valid,
binding and enforceable obligations of the account debtors or other Persons Obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens, and not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, or conditions precedent of any kind of character, except to the extent reflected by the Company's reserves for uncollectible Rights to Payment or to the extent, if any, that such account debtors or other Persons may be entitled to normal and





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ordinary course trade discounts, returns, adjustments and allowances in accordance with Section 5(m), or as otherwise disclosed to the Investors in writing;

                          (ii)  to the best of the Company's knowledge and
belief, all account debtors and other obligors on the Rights to Payment are solvent and generally paying their debts as they come due;

                          (iii)  all Rights to Payment comply with all
applicable laws concerning form, content and manner of preparation and execution, including where applicable any federal or state consumer credit laws;

                          (iv)  the Company has not assigned any of its rights
under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents;

                          (v)  all statements made, all unpaid balances and all
other information in the Books and other documentation relating to the Rights to Payment are true and correct and in all respects what they purport to be; and

                          (vi)  the Company has no knowledge of any fact or
circumstance which would impair the validity or collectibility of any of the Rights to Payment.

                 (h) Inventory. No Inventory is stored with any bailee, warehouseman or similar Person, nor has any Inventory been consigned to the Company or consigned by the Company to any Person or is held by the Company for any Person under any "bill and hold" or other arrangement, except as set forth in Schedule 1.

                 (i)      Intellectual Property.

                          (i)  Except as set forth in Schedule 1, the Company
(directly or through any Subsidiary) does not own, possess or use under any licensing arrangement any patents, copyrights, trademarks, service marks or trade names, nor is there currently pending before any Governmental Authority any application for registration of any patent, copyright, trademark, service mark or trade name;

                          (ii)  all patents, copyrights, trademarks, service
marks and trade names are subsisting and have not been adjudged invalid or unenforceable in whole or in part;





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                          (iii)  all maintenance fees required to be paid on
account of any patents have been timely paid for maintaining such patents in force, and, to the best of the Company's knowledge, each of the patents is valid and enforceable and the Company has notified the Investors in writing of all prior art (including public uses and sales) of which it is aware;

                          (iv)  to the best of the Company's knowledge after
due inquiry, no material infringement or unauthorized use presently is being made of any Intellectual Property Collateral by any Person;

                          (v)  the Company is the sole and exclusive owner of
the Intellectual Property Collateral and the past, present and contemplated future use of such Intellectual Property Collateral by the Company has not, does not and will not infringe or violate any right, privilege or license agreement of or with any other Person; and

                          (vi)  the Company owns, has material rights under, is
a party to, or an assignee of a party to all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade names and all other Intellectual Property Collateral necessary to continue to conduct its business as heretofore conducted.

                 (j)      Equipment.

                          (i)  none of the Equipment or other Collateral is
affixed to real property, except Collateral with respect to which the Company has supplied the Investors with all information and documentation necessary to make all fixture filings required to perfect and protect the priority of the Investors' security interest in all such Collateral which may be fixtures as against all Persons having an interest in the Premises to which such property may be affixed; and

                          (ii)  none of the Equipment is leased from or to any
Person, except as set forth at Schedule 1 or as otherwise disclosed to the Investors.

                 (k) Deposit Accounts. The names and addresses of all financial institutions at which the Company maintains its Deposit Accounts, and the account numbers and account names of such Deposit Accounts, are set forth in Schedule 1.





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                 SECTION 5  Covenants.

                 So long as any of the Secured Obligations remain unsatisfied, the Company agrees that:

                 (a) Defense of Collateral. The Company will appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the Investors' right or interest in, the Collateral.

                 (b) Preservation of Collateral. The Company will do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

                 (c) Compliance with Laws, Etc. The Company will comply with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

                 (d) Location of Books and Chief Executive Office. The Company will: (i) keep all Books pertaining to the Rights to Payment at the locations set forth in Schedule 1; and (ii) give at least 30 days' prior written notice to the Investors of (A) any changes in any such location where Books pertaining to the Rights to Payment are kept, including any change of name or address of any service bureau, computer or data processing company or other Person preparing or maintaining any Books or collecting Rights to Payment for the Company or (B) any changes in the location of the Company's chief executive office or principal place of business.

                 (e) Location of Collateral. The Company will: (i) keep the Collateral at the locations set forth in Schedule 1 and not remove the Collateral from such locations (other than disposals of Collateral permitted by subsection (i)) except upon at least 30 days' prior written notice of any removal to the Investors; and (ii) give the Investors at least 30 days' prior written notice of any change in the locations set forth in Schedule 1.

                 (f) Change in Name, Identity or Structure. The Company will give at least 30 days' prior written notice of (i) any change in name,
(ii) any changes in, additions to or other modifications of its trade names and trade styles set





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
forth in Schedule 1, and (iii) any changes in its identity or structure in any manner which might make any Financing Statement filed hereunder incorrect or misleading.

                 (g) Maintenance of Records. The Company will keep separate, accurate and complete Books with respect to the Collateral, disclosing the Investors' security interest hereunder.

                 (h) Invoicing of Sales. The Company will invoice all of its sales upon forms customary in the industry and to maintain proof of delivery and customer acceptance of goods.

                 (i) Disposition of Collateral. The Company will not surrender or lose possession of (other than to the Investors), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except to the extent permitted by the Securities Purchase Agreement and except for sales of Inventory in the ordinary course of business.

                 (j) Liens. The Company will keep the Collateral free of all Liens except Permitted Liens. Without limiting the generality of the foregoing, the Company will not make any other assignment (other than to the Investors) of its rights under the Assigned Agreement.

                 (k) Expenses. The Company will pay all expenses of protecting, storing, warehousing, insuring, handling and shipping the Collateral.

                 (l) Leased Premises. At the Investors' request, the Company will obtain from each Person from whom the Company leases any Premises at which any Collateral is at any time present such subordination, waiver, consent and estoppel agreements as the Investors may require, in form and substance satisfactory to the Investors.

                 (m)      Rights to Payment.  The Company will:

                          (i)  with such frequency as the Investors may
require, furnish to the Investors (A) master customer listings, including all names and addresses, together with copies or originals (as requested by the Investors) of documents, customer statements, repayment histories and present status reports relating to the Accounts; (B) accurate records and summaries of Accounts, including detailed agings specifying the name, face value and date of





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

each invoice, and listings of Accounts that are disputed or have been cancelled; and (C) such other matters and information relating to the Accounts as the Investors shall reasonably request;

                          (ii)  give only normal discounts, allowances and
credits as to Accounts and other Rights to Payment, in the ordinary course of business, according to normal trade practices utilized by the Company in the past, and enforce all Accounts and other Rights to Payment strictly in accordance with their terms, and take all such action to such end as may from time to time be reasonably requested by the Investors, except that the Company may grant any extension of the time for payment or enter into any agreement to make a rebate or otherwise to reduce the amount owing on or with respect to, or compromise or settle for less than the full amount thereof, any Account or other Right to Payment, in the ordinary course of business, according to normal trade practices utilized by the Company in the past, or where the Account or Right to Payment would not be materially impaired;

                          (iii)  if any discount, allowance, credit, extension
of time for payment, agreement to make a rebate or otherwise to reduce the amount owing on, or compromise or settle, an Account or other Right to Payment exists or occurs, or if, to the knowledge of the Company, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to an Account or other Right to Payment, disclose such fact fully to the Investors in the Books relating to such Account or other Right to Payment and in connection with any invoice or report furnished by the Company to the Investors relating to such Account or other Right to Payment;

                          (iv)  if any Accounts arise from contracts with the
United States or any department, agency or instrumentality thereof, immediately notify the Investors thereof and execute any documents and instruments and take any other steps requested by the Investors in order that all monies due and to become due thereunder shall be assigned to the Investors and notice thereof given to the Federal authorities under the Federal Assignment of Claims Act;

                          (v)  in accordance with its sound business judgment
perform and comply in all material respects with its obligations in respect of the Accounts and other Rights to Payment;





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

                          (vi)  upon the request of the Investors (A) at any
time, notify all or any designated portion of the account debtors and other obligors on the Rights to Payment of the security interest hereunder, and (B) upon the occurrence of an Event of Default, notify the account debtors and other obligors on the Rights to Payment or any designated portion thereof that payment shall be made directly to the Investors or to such other Person or location as the Investors shall specify; and

                          (vii)  upon the occurrence of any Event of Default,
establish such lockbox or similar arrangements for the payment of the Accounts and other Rights to Payment as the Investors shall require.

                 (n) Documents, Etc. Upon the request of the Investors, the Company will (i) immediately deliver to the Investors, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all Documents, Instruments and Chattel Paper, and all other Rights to Payment at any time evidenced by promissory notes, trade acceptances or other instruments, and (ii) mark all Documents and Chattel Paper with such legends as the Investors shall specify.

                 (o)      Inventory.  The Company will:

                          (i)  at least once per calendar quarter, and at such
other times as the Investors shall request,] prepare and deliver to the Investors a report of all Inventory, in form and substance satisfactory to the Investors;

                          (ii)  upon the request of the Investors, but at least
every six months, take a physical listing of the Inventory and promptly deliver a copy of such physical listing to the Investors; and

                          (iii)  not store any Inventory with a bailee,
warehouseman or similar Person, nor dispose of any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or similar basis, nor acquire any Inventory from any Person on any such basis, without in each case giving the Investors prior written notice thereof.

                 (p) Equipment. The Company will, at least once a year or upon the Investors' request, deliver to the Investors a report of each item of Equipment, in form and substance satisfactory to the Investors.

                 (q)      Intellectual Property Collateral.  The Company will:

                          (i)  not enter into any agreement (including any
license or royalty agreement) pertaining to any Intellectual Property Collateral except in the ordinary course of business without in each case the prior consent of the Investors;

                          (ii)  not allow or suffer any Intellectual Property
Collateral to become abandoned, nor any registration thereof to be terminated, forfeited, expired or dedicated to the public;

                          (iii)  promptly give the Investors notice of any
rights the Company may obtain to any new patentable inventions, copyrightable works or other new Intellectual Property Collateral, prior to the filing of any application for registration thereof; and

                          (iv)  diligently prosecute all applications for
patents, copyrights and trademarks, and file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters as shall be reasonable and appropriate in accordance with prudent business practice, and promptly and timely pay any and all maintenance, license, registration and other fees, taxes and expenses incurred in connection with any Intellectual Property Collateral.

                 (r)      Notices, Reports and Information.  The Company will
(i) notify the Investors of any material claim made or asserted against the Collateral by any Person and of any change in the composition of the Collateral or other event which could materially adversely affect the value of the Collateral or the Investors' Lien thereon; (ii) furnish to the Investors such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Investors may reasonably request, all in reasonable detail; and (iii) upon request of the Investors make such demands and requests for information and reports as the Company is entitled to make in respect of the Collateral.

                 (s)      Assigned Agreement.   (i) The Company will furnish to
the Investors promptly upon receipt thereof copies of (A) all amendments or modifications to the Assigned Agreement entered into by the Company and (B) all material notices, requests and other documents received by the Company in respect of the Assigned Agreement. (ii) The Company will perform and observe in all material respects all terms and provisions of the Assigned Agreement to be performed or observed by it, maintain the Assigned Agreement in full force and effect, enforce the Assigned Agreement in accordance with their terms, and take all such action to such end as may be from time to time be reasonably requested by the Investors. (iii) The Company will not without the prior consent of the Investors (A) cancel or terminate any of the Assigned Agreement or consent to or accept any cancellation or termination thereof; (B) amend or otherwise modify in any material respect the Assigned Agreement or give any material consent, waiver or approval thereunder;
(C) waive any material default under or breach of the Assigned Agreement; or
(D) take any other action in connection with the Assigned Agreement that would impair the value of the interest or rights of the Company thereunder or that would impair the interest or rights of the Investors.]

                 SECTION 6  Collection of Rights to Payment.

                 Until the Investors exercise their rights hereunder to collect Rights to Payment, the Company shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the Rights to Payment. At the request of the Investors, upon and after the occurrence of any Event of Default, all remittances received by the Company shall be held in trust for the Investors and, in accordance with the Investors' instructions, remitted to the Investors or deposited to an account with the Investors in the form received (with any necessary endorsements or instruments of assignment or transfer).

                 SECTION 7  Authorization; Investors Appointed Attorney-in-Fact.

                 The Investors shall have the right to, in the name of the Company, or in the name of the Investors or otherwise, without notice to or assent by the Company, and the Company hereby constitutes and appoints the Investors (and any of the Investors' officers, employees or agents designated by the Investors) as the Company's true and lawful attorney-in-fact, with full power and authority to:

                          (i)  sign any of the Financing Statements which must
be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Investors' security interest in the Collateral;

                          (ii)  take possession of and endorse any notes,
acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

                          (iii)  sign and endorse any invoice or bill of lading
relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

                          (iv)  notify the Postal Service authorities to change
the address for delivery of mail addressed to the Company to such address as the Investors may designate and, without limiting the generality of the foregoing, establish with any Person lockbox or similar arrangements for the payment of the Rights to Payment;

                          (v)  receive, open and dispose of all mail addressed
to the Company;

                          (vi)  send requests for verification of Rights to
Payment to the customers or other obligors of the Company;

                          (vii)  contact, or direct the Company to contact, all
account debtors and other obligors on the Rights to Payment and instruct such account debtors and other obligors to make all payments directly to the Investors;

                          (viii)  assert, adjust, sue for, compromise or
release any claims under any policies of insurance;

                          (ix)  exercise dominion and control over, and refuse
to permit further withdrawals from, Deposit Accounts maintained with the Investors;

                          (x)  notify each Person maintaining lockbox or
similar arrangements for the payment of the Rights to Payment to remit all amounts representing collections on the Rights to Payment directly to the Investors;

                          (xi)  ask, demand, collect, receive and give
acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Investors may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Investors with respect to the Collateral;

                          (xii)  execute any and all applications, documents,
papers and instruments necessary for the Investors to use the Intellectual Property Collateral and grant or issue any exclusive or non-exclusive license or sublicense with respect to any Intellectual Property Collateral;

                          (xiii)  execute any and all endorsements, assignments
or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral; and

                          (xiv)  execute any and all such other documents and
instruments, and do any and all acts and things for and on behalf of the Company, which the Investors may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Investors' security interest therein and to accomplish the purposes of this Agreement.

                 The Investors agrees that, except upon and after the occurrence of an Event of Default, they shall not exercise the power of attorney, or any rights granted to the Investors, pursuant to clauses (ii) through (xiii) and, with respect to realization upon the Collateral and the Investors' security interest therein, clause (xiv). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Investors has any Commitment or the Secured Obligations have not been paid and performed in full. The Company hereby ratifies, to the extent permitted by law, all that the Investors shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

                 SECTION 8  Investors' Performance of Company Obligations.

                 The Investors may perform or pay any obligation which the Company has agreed to perform or pay under or in connection with this Agreement, and the Company shall reimburse the Investors on demand for any amounts paid by the Investors pursuant to this Section 8.

                 SECTION 9  Investors' Duties.

                 Notwithstanding any provision contained in this Agreement, the Investors shall have no duty to exercise any of the rights, privileges or powers afforded to them and shall not be responsible to the Company or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of Collateral in the Investors' possession and the accounting for moneys actually received by the Investors hereunder, the Investors shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Collateral.

                 SECTION 10  Remedies.

                 (a) Remedies. Upon the occurrence of any Event of Default, the Investors shall have, in addition to all other rights and remedies granted to it in this Agreement, the Securities Purchase Agreement or any other Material Agreement, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, the Company agrees that:

                          (i)  The Investors may peaceably and without notice
enter any Premises of the Company, take possession of any the Collateral, remove or dispose of all or part of the Collateral on any Premises or elsewhere, or, in the case of Equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Investors may determine.

                          (ii)  The Investors may require the Company to
assemble all or any part of the Collateral and make it available to the Investors at any place and time designated by the Investors.

                          (iii)  The Investors may use or transfer any of the
Company's rights and interests in any Intellectual Property Collateral, by license, by sublicense (to the extent permitted by an applicable license) or otherwise, on such conditions and in such manner as the Investors may determine.

                          (iv)  The Investors may secure the appointment of a
receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law).

                          (v)  The Investors may withdraw (or cause to be
withdrawn) any and all funds from Deposit Accounts.

                          (vi)  The Investors may sell, resell, lease, use,
assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of the Company's assets, without charge or liability to the Investors therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as the Investors deem advisable; provided, however, that the Company shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Investors. The Investors shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption the Company hereby releases, to the extent permitted by law. The Company hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of the Company set forth in the Securities Purchase Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that the Investors may provide the Company shorter notice or no notice, to the extent permitted by the UCC or other applicable law.

                 (b) License. For the purpose of enabling the Investors to exercise their rights and remedies under this Section 10 or otherwise in connection with this Agreement, the Company hereby grants to the Investors an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to the Company) to use, license or sublicense any Intellectual Property Collateral.

                  (c) Proceeds Account. To the extent that any of the Secured Obligations may be contingent, unmatured or unliquidated at such time as there may exist an Event of Default, the Investors may, at their election,
(i) retain the proceeds of any sale, collection, disposition or other realization upon the Collateral (or any portion thereof) in a special purpose non-interest-bearing restricted deposit account (the "Proceeds Account") created and maintained by the Investors for such purpose (which shall constitute a Deposit Account included within the Collateral hereunder) until such time as the Investors may elect to apply such proceeds to the Secured Obligations, and the Company agrees that such retention of such proceeds by the Investors shall not be deemed strict foreclosure with respect thereto; (ii) in any manner elected by the Investors, estimate the liquidated amount of any such contingent, unmatured or unliquidated claims and apply the proceeds of the Collateral against such amount; or (iii) otherwise proceed in any manner permitted by applicable law.

                 (d) Application of Proceeds. The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied as the Investors may, from time to time, determine; provided that any amounts applied to interest or principal shall be applied promptly. Any surplus thereof which exists after payment and performance in full of the Secured Obligations shall be promptly paid over to the Company or otherwise disposed of in accordance with the UCC or other applicable law. The Company shall remain liable to the Investors for any deficiency which exists after any sale or other disposition or collection of Collateral.

                 SECTION 11  Certain Waivers.

                 The Company waives, to the fullest extent permitted by law,
(i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations;

(ii) any right to require the Investors (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Secured Obligations,
(C) to pursue any remedy in the Investors' power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Investors arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral

                 SECTION 12  Notices.

                 All notices or other communications hereunder shall be given in the manner and to the addresses specified in the Securities Purchase Agreement. All such notices and other communications shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class, postage prepaid; (iii) if sent by telex, upon receipt by the sender of an appropriate answerback; and (iv) if sent by facsimile transmission, when sent.

                 SECTION 13  No Waiver; Cumulative Remedies.

                 No failure on the part of the Investors to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Investors.

                 SECTION 14  Costs and Expenses; Indemnification; Other
Charges.

                 (a) Costs and Expenses. The Company agrees to pay on demand:

                          (i)  the reasonable out-of-pocket costs and expenses
of the Investors and any of their respective affiliates, and the reasonable fees and disbursements of counsel to the Investors (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution, delivery and administration of this Agreement, and any amendments, modifications or waivers of the terms thereof, and the custody of the Collateral;

                          (ii)  all title, appraisal (including the allocated
costs of internal appraisal services), survey, audit, consulting, search, recording, filing and similar costs, fees and expenses incurred or sustained by the Investors or any of their respective affiliates in connection with this Agreement or the Collateral; and

                          (iii)  all costs and expenses of the Investors and
their respective affiliates, and the fees and disbursements of counsel (including the allocated costs of internal counsel), in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral, and any and all losses, costs and expenses sustained by the Investors as a result of any failure by the Company to perform or observe its obligations contained herein.

                 (b) Indemnification. The Company hereby agrees to indemnify the Investors, any affiliate thereof, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"); provided that the Company shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, the Company agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                 (c) Other Charges. The Company agrees to indemnify the Investors against and hold it harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

                 (d) Interest. Any amounts payable to the Investors under this Section 14 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in Section 2.7 of the Securities Purchase Agreement.

                 SECTION 15  Binding Effect.

                 This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Company, the Investors and their respective successors and assigns.

                 SECTION 16  Governing Law.

                 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN NEW YORK.

                 SECTION 17  Entire Agreement; Amendment.

                 This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties as provided in the Securities Purchase Agreement.

                 SECTION 18  Severability.

                 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

                 SECTION 19  Counterparts.

                 This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                 SECTION 20 Incorporation of Provisions of the Securities Purchase Agreement.

                 To the extent the Securities Purchase Agreement contains provisions of general applicability to the Loan Documents, including any such provisions contained in Article VIII thereof, such provisions are incorporated herein by this reference.

                 SECTION 21  No Inconsistent Requirements.

                 The Company acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                 SECTION 22  Termination.

                 Upon payment and performance in full of all Secured Obligations, this Agreement shall terminate and the Investors shall promptly execute and deliver to the Company such documents and instruments reasonably requested by the Company as shall be necessary to evidence the reconveyance and termination of all security interests given by the Company to the Investors hereunder and redeliver to Pledgor any Collateral then in Investors' possession; provided, however, that the obligations of the Company under Section 14 shall survive such termination.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.



                                       THE COMPANY

                                       WATSON GENERAL CORPORATION


                                       By /s/ RONALD G. CRANE
                                          --------------------------------------
                                          Title:


                                       THE INVESTORS

                                       SAGAPONACK PARTNERS, L.P.

                                       By:  RSP Capital L.L.C., its general
                                            partner

                                       By /s/ BARRY S. ROSENSTEIN
                                          --------------------------------------
                                          Name:   Barry S. Rosenstein
                                          Title:
                                                  ------------------------------


                                       SAGAPONACK INTERNATIONAL PARTNERS, L.P.

                                       By /s/ BARRY S. ROSENSTEIN
                                          --------------------------------------
                                          Name:   Barry S. Rosenstein
                                          Title:
                                                  ------------------------------

SCHEDULES

Schedule 1 Location of Offices
           Trade Names, Styles, Other Names
           Inventory Locations
           Patents, Copyrights, Trademarks
           Leased Equipment
           Deposit Accounts